Exhibit 99.25

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 2000
           Series 2000-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      438,186.32
                                                                  --------------
               (b)   Interest                                 $    3,208,486.77
                                                                  --------------
               (c)   Total                                    $    3,646,673.09
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      164,389.07
                                                                  --------------
               (b)   Interest                                 $    1,451,548.04
                                                                  --------------
               (c)   Total                                    $    1,615,937.11
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $      273,797.25
                                                                  --------------
               (b)   Interest                                 $    1,756,938.73
                                                                  --------------
               (c)   Total                                    $    2,030,735.98
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $      250,859.09
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $    8,767,890.47
                                                                  --------------
               (b)   Interest                                 $       70,462.25
                                                                  --------------
               (c)   Total                                    $    8,838,352.72
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $             0.00
                                                                 ---------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  451,226,372.29
                                                                 ---------------

13.      Available Funds:                                     $   12,629,451.02
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $       14,870.38
                                                                  --------------

18.       Total interest payments:                            $    3,172,764.67
                                                                  --------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls     Interest
Class       Interest                                 Payable      Pay-out Rate
-----       --------        -------------------      -------      ------------
IPO   $              0.00   $              0.00    $        0.00  %0.000000000
IIPO  $              0.00   $              0.00    $        0.00  %0.000000000
A1    $      1,773,870.21   $              0.00    $1,773,870.21  %7.500000000
A2    $         28,961.74   $              0.00    $        0.00  %7.500000890
A3    $         69,179.69   $              0.00    $        0.00  %7.500000271
A5    $        207,000.00   $              0.00    $  207,000.00  %7.200000000
A4    $          1,725.00   $              0.00    $    1,725.00  %0.060000000
A6    $         34,615.00   $              0.00    $   34,615.00  %7.525000000
A7    $          6,785.00   $              0.00    $    6,785.00  %1.475000000
A8    $        253,937.50   $              0.00    $  253,937.50  %7.500000000
IIA   $        359,121.99   $              0.00    $  359,121.99  %7.249999911
IS    $        277,000.14   $              0.00    $  277,000.14  %0.858724257
IIS   $         36,377.88   $              0.00    $   36,377.88  %0.791675439
IR    $              0.00   $              0.00    $        0.00  %0.000000000
IRL   $              0.00   $              0.00    $        0.00  %0.000000000
M     $         58,418.19   $              0.00    $   58,418.19  %7.466193921
B1    $         24,839.23   $              0.00    $   24,839.23  %7.466193798
B2    $         13,140.67   $              0.00    $   13,140.67  %7.466191673
B3    $         10,225.36   $              0.00    $   10,225.36  %7.466194753
B4    $          7,303.83   $              0.00    $    7,303.83  %7.466196186
B5    $         10,234.27   $              0.00    $   10,234.27  %7.466197907

20.       Principal Distribution Amount:                      $    9,456,686.35
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class IPO                $               638.85       $      0.00
         Class IIPO               $             1,960.61       $      0.00
         Class A1                 $         8,926,646.52       $      0.00
         Class A2                 $                 0.00       $ 28,961.74
         Class A3                 $                 0.00       $ 69,179.69
         Class A5                 $                 0.00       $      0.00
         Class A4                 $                 0.00       $      0.00
         Class A6                 $                 0.00       $      0.00
         Class A7                 $                 0.00       $      0.00
         Class A8                 $                 0.00       $      0.00
         Class IIA                $           606,702.30       $      0.00
         Class IS                 $                 0.00       $      0.00
         Class IIS                $                 0.00       $      0.00
         Class IR                 $                 0.00       $      0.00
         Class IRL                $                 0.00       $      0.00
         Class M                  $             8,882.83       $      0.00
         Class B1                 $             3,776.95       $      0.00
         Class B2                 $             1,998.12       $      0.00
         Class B3                 $             1,554.83       $      0.00
         Class B4                 $             1,110.59       $      0.00
         Class B5                 $             1,556.18       $      0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.      Subordinate Certificate Writedown Amount:            $            0.00
                                                                 ---------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                            $            0.00
                                                                 ---------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                 Class                  Certificate Interest
                                                Rates
          Class  A6                  %             7.52500000
          Class  A7                  %             1.47500000
          Class  M                   %             7.46619392
          Class  B1                  %             7.46619380
          Class  B2                  %             7.46619167
          Class  B3                  %             7.46619475
          Class  B4                  %             7.46619619
          Class  B5                  %             7.46619791

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $      100,204.70
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------

                                                Category A Category B Category C
        5.     Senior Percentage:           %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        6.     Group I Senior Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        7.     Group II Senior Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        8.     Senior Prepayment Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        9.     Group I Senior Prepayment
               Percentage:                  %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        10.    Group II Senior Prepayment
               Percentage:                  %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        11.    Junior Percentage:           %N/A
                                             ----

        12.    Junior Prepayment Percentage:
                                            %N/A
                                             ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.
                                            By:  Robert Peterkin
                                            ----------------------------------
                                                     Robert Peterkin
                                                     Vice President